Share-Based Compensation	3 Months Ended
Mar. 31, 2011
Share-Based Compensation [Abstract]
Share-Based Compensation
Note 7 – Share-Based Compensation

    Non-Vested Share Awards

    During the quarter ended March 31, 2011, we granted 495,050 non-vested share awards to our officers and certain other employees, pursuant to our 2005 Long-Term Incentive Plan ("LTIP").  These grants included retention awards that were granted to our officers and certain other key employees upon the announcement of our proposed merger with Pride, awards to certain of our officers for annual equity awards and awards granted to new or recently promoted employees. The retention award grants and the annual equity award grants to certain of our officers generally vest at a rate of 33% per year.  All other grants of non-vested share awards generally vest at a rate of 20% per year, as determined by a committee of the Board of Directors.  All non-vested share awards have voting and dividend rights effective on the date of grant and are measured using the market value of our shares on the date of grant. The weighted-average grant-date fair value of non-vested share awards granted during the quarter ended March 31, 2011 was $52.54 per share.  All non-vested share award grants were issued out of treasury.

    Performance Awards

    During the quarter ended March 31, 2011, we granted performance awards to certain of our officers as annual equity awards pursuant to our LTIP. Performance awards generally vest at the end of a three-year measurement period based on measurement against performance goals.  Our performance awards are classified as liability awards with compensation expense measured based on the estimated probability of attainment of the specified performance goals and recognized on a straight-line basis over the requisite service period. The aggregate grant-date fair value of performance awards granted during the quarter ended March 31, 2011 totaled $1.3 million.

    Share Option Awards

    During the quarter ended March 31, 2011, we granted 91,725 share options to certain officers as annual equity awards made pursuant to our LTIP.  The share options granted generally become exercisable in annual 33% increments over a three-year period and, to the extent not exercised, expire on the seventh anniversary of the grant date.  The following table summarizes the value of share options granted during the quarter ended March 31, 2011 (per share):

Weighted-average grant-date fair value	$19.31
Weighted-average exercise price	$55.34

    The exercise price of share options granted during the period equals the market value of the underlying stock on the date of grant. The fair value of each option award was estimated on the date of grant using the Black-Scholes option valuation model with the following weighted-average assumptions for the quarter ended March 31, 2011:

Risk-free interest rate	1.7%
Expected life (in years)	3.93
Expected volatility	52.2%
Dividend yield	2.5%

    Expected volatility is based on the historical volatility in the market price of our shares over the period of time equivalent to the expected term of the options granted. The expected term of options granted is derived from historical exercise patterns over a period of time equivalent to the contractual term of the options granted. We have not experienced significant differences in the historical exercise patterns among officers, employees and non-employee directors for them to be considered separately for valuation purposes. The risk-free interest rate is based on the implied yield of U.S. Treasury zero-coupon issues on the date of grant with a remaining term approximating the expected term of the options granted.